UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

Merrill Lynch Mortgage Investors, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-126218-01 (Commission File Number)	13-3416059 (IRS Employer Identification No.)
4 World Financial Center, 10th Floor, 250 Vesey Street, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant's telephone number, including area code 212-449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Merrill Lynch Mortgage Investors, Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1, which was made on September 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MERRILL LYNCH MORTGAGE INVESTORS, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 15, 2005
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Administrator:
Scott Kallback 312.904.5444
scott.kallback@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-5

Page 9-10

Page 15-17
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 18-23

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
ML05CIP1
ML05CIP1_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Aug-05
12-Sep-05
12-Jul-38
Parties to The Transaction
Depositor: Merrill Lynch Mortgage Investors Inc.
Underwriter: Merrill Lynch & Company/Countrywide Securities Corporation/IXIS Securities North America Inc.
Master Servicer: Midland Loan Services, Inc.
Special Servicer: LNR Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings/Dominion Bond Rating Service Limited
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.423668%
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
REMIC II
Statement Date:
ABN AMRO Acct: 722910.1
1000.000000000
9.809597114
0.000000000
990.190402886
3.858333375
Fixed
0.00
0.00
0.000000000
4.6300000000%
0.000000000
59022HJG8
A-1
79,700,000.00
781,824.89
0.00
78,918,175.11
307,509.17
79,700,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.133333327
Fixed
0.00
0.00
0.000000000
4.9600000000%
0.000000000
59022HJH6
A-2
533,800,000.00
0.00
0.00
533,800,000.00
2,206,373.33
533,800,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166688
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
59022HJJ2
A-3A
157,900,000.00
0.00
0.00
157,900,000.00
651,205.92
157,900,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.204166600
5.0450000000%
0.00
0.00
0.000000000
5.0450000000%
0.000000000
59022HKJ0
A-3B
50,000,000.00
0.00
0.00
50,000,000.00
210,208.33
50,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.185000000
5.0220000000%
0.00
0.00
0.000000000
5.0220000000%
0.000000000
59022HJK9
A-SB
108,000,000.00
0.00
0.00
108,000,000.00
451,980.00
108,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.205833341
5.0470000000%
0.00
0.00
0.000000000
5.0470000000%
0.000000000
59022HJL7
A-4
510,325,000.00
0.00
0.00
510,325,000.00
2,146,341.90
510,325,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.255833329
5.1070000000%
0.00
0.00
0.000000000
5.1070000000%
0.000000000
59022HJN3
AM
205,675,000.00
0.00
0.00
205,675,000.00
875,318.52
205,675,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.280833321
5.1370000000%
0.00
0.00
0.000000000
5.1370000000%
0.000000000
59022HJP8
AJ
138,830,000.00
0.00
0.00
138,830,000.00
594,308.09
138,830,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.395497643
5.2098746393%
0.00
0.00
0.000000000
5.2745971743%
0.000000000
59022HJQ6
B
43,706,000.00
0.00
0.00
43,706,000.00
192,109.62
43,706,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.420497861
5.1308746393%
0.00
0.00
0.000000000
5.3045971743%
0.000000000
59022HJR4
C
17,997,000.00
0.00
0.00
17,997,000.00
79,555.70
17,997,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.477997614
5.1998746393%
0.00
0.00
0.000000000
5.3735971743%
0.000000000
59022HJS2
D
38,564,000.00
0.00
0.00
38,564,000.00
172,689.50
38,564,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.486330857
5.2098746393%
0.00
0.00
0.000000000
5.3835971743%
0.000000000
59022HJU7/59022HKK7
E
25,709,000.00
0.00
0.00
25,709,000.00
115,339.08
25,709,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.486330970
5.2098746393%
0.00
0.00
0.000000000
5.3835971743%
0.000000000
59022HJV5/59022HKL5
F
33,423,000.00
0.00
0.00
33,423,000.00
149,946.64
33,423,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.486331016
5.2098746393%
0.00
0.00
0.000000000
5.3835971743%
0.000000000
59022HJW3/59022HKM3
G
20,567,000.00
0.00
0.00
20,567,000.00
92,270.37
20,567,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.486330857
5.2098746393%
0.00
0.00
0.000000000
5.3835971743%
0.000000000
59022HJX1/59022HKN1
H
25,709,000.00
0.00
0.00
25,709,000.00
115,339.08
25,709,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HJY9/59022HKP6
J
10,284,000.00
0.00
0.00
10,284,000.00
41,375.96
10,284,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HJZ6/59022HKQ4
K
5,142,000.00
0.00
0.00
5,142,000.00
20,687.98
5,142,000.00
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.423668%
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
REMIC II
Statement Date:
ABN AMRO Acct: 722910.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKA9/59022HKR2
L
7,713,000.00
0.00
0.00
7,713,000.00
31,031.97
7,713,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKB7/59022HKS0
M
7,713,000.00
0.00
0.00
7,713,000.00
31,031.97
7,713,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKC5/59022HKT8
N
5,142,000.00
0.00
0.00
5,142,000.00
20,687.98
5,142,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333982
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKD3/59022HKU5
P
5,141,000.00
0.00
0.00
5,141,000.00
20,683.96
5,141,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333365
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKE1/59022HKV3
Q
25,710,308.00
0.00
0.00
25,710,308.00
103,441.14
25,710,308.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.262821789
0.1568168514%
0.00
0.00
0.000000000
0.3153861478%
0.000000000
N
59022HJT0
XP
2,008,754,000.00
0.00
0.00
2,008,754,000.00
527,944.32
2,008,754,000.00
1000.000000000
0.000000000
0.000000000
999.619873697
0.033976944
0.0390854068%
0.00
0.00
0.000000000
0.0407723345%
0.000000000
N
59022HKF8/59022HKW1
XC
2,056,750,308.00
0.00
0.00
2,055,968,483.11
69,882.09
2,056,750,308.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
59022HKG6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
59022HKH4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,056,750,308.00
2,056,750,308.00
10,009,087.51
Total
2,055,968,483.11
781,824.89
0.00
9,227,262.62
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.423668%
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
Grantor Trust E
Statement Date:
ABN AMRO Acct: 722910.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
37,097.09
0.000000000
N/A
0.000000000
9ABSX253
E
0.00
0.00
0.00
0.00
37,097.09
0.00
Total P&I Payment
0.00
37,097.09
0.00
0.00
37,097.09
Total
0.00
0.00
0.00
37,097.09
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.423668%
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
99
Grantor Trust Z
Statement Date:
ABN AMRO Acct: 722910.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX160
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
9,295,942.27
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,295,942.27
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(37,097.09
0.00
0.00
0.00
0.00
0.00
9,229,210.82
)
(1,948.20
0.00
0.00
0.00
)
(1,948.20
781,824.89
0.00
781,824.89
0.00
0.00
0.00
0.00
0.00
0.00
781,824.89
10,011,035.71
10,009,087.51
2,056,750,308.47
135
781,824.89
0.00
0
0.00
0.00
0
0.00
0
2,055,968,483.58
135
0.00
0.00
0.00
0.00
0.00
0.00
29,634.36
0.00
0.00
0.00
29,634.36
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(29,634.36
9,227,262.62
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
307,509.17
307,509.17
307,509.17
0.00
30.00%
30.01%
30/360
4.630000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
2,206,373.33
2,206,373.33
2,206,373.33
0.00
30.00%
30.01%
30/360
4.960000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A
30
651,205.92
651,205.92
651,205.92
0.00
30.00%
30.01%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3B
30
210,208.33
210,208.33
210,208.33
0.00
30.00%
30.01%
30/360
5.045000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
451,980.00
451,980.00
451,980.00
0.00
30.00%
30.01%
30/360
5.022000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,146,341.90
2,146,341.90
2,146,341.90
0.00
30.00%
30.01%
30/360
5.047000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AM
30
875,318.52
875,318.52
875,318.52
0.00
20.00%
20.01%
30/360
5.107000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AJ
30
594,308.09
594,308.09
594,308.09
0.00
13.25%
13.26%
30/360
5.137000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
192,109.62
192,109.62
192,109.62
0.00
11.13%
11.13%
30/360
5.274597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
79,555.70
79,555.70
79,555.70
0.00
10.25%
10.25%
30/360
5.304597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
172,689.50
172,689.50
172,689.50
0.00
8.38%
8.38%
30/360
5.373597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
115,339.08
115,339.08
115,339.08
0.00
7.13%
7.13%
30/360
5.383597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
149,946.64
149,946.64
149,946.64
0.00
5.50%
5.50%
30/360
5.383597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
92,270.37
92,270.37
92,270.37
0.00
4.50%
4.50%
30/360
5.383597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
115,339.08
115,339.08
115,339.08
0.00
3.25%
3.25%
30/360
5.383597174%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
41,375.96
41,375.96
41,375.96
0.00
2.75%
2.75%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
20,687.98
20,687.98
20,687.98
0.00
2.50%
2.50%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,031.97
31,031.97
31,031.97
0.00
2.13%
2.13%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
31,031.97
31,031.97
31,031.97
0.00
1.75%
1.75%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
20,687.98
20,687.98
20,687.98
0.00
1.50%
1.50%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
20,683.96
20,683.96
20,683.96
0.00
1.25%
1.25%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
103,441.14
103,441.14
103,441.14
0.00
0.00%
0.00%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
527,944.32
527,944.32
527,944.32
0.00
NA
NA
30/360
0.315386148%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
69,882.09
69,882.09
69,882.09
0.00
NA
NA
30/360
0.040772335%
0.00
0.00
0.00
37,097.09
0.00
0.00
0.00
0.00
E
30
0.00
37,097.09
37,097.09
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
37,097.09
9,227,262.62
9,264,359.71
9,264,359.71
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
59022HJG8
AAA
Aaa
NR
AAA
A-2
59022HJH6
AAA
Aaa
NR
AAA
A-3A
59022HJJ2
AAA
Aaa
NR
AAA
A-3B
59022HKJ0
AAA
Aaa
NR
AAA
A-SB
59022HJK9
AAA
Aaa
NR
AAA
A-4
59022HJL7
AAA
Aaa
NR
AAA
AM
59022HJN3
AAA
Aaa
NR
AAA
AJ
59022HJP8
AAA
Aaa
NR
AAA
B
59022HJQ6
AA
Aa2
NR
AA
C
59022HJR4
AA-
Aa3
NR
AA Low
D
59022HJS2
A
A2
NR
A
E
59022HJU7
A-
A3
NR
A Low
F
59022HJV5
BBB+
Baa1
NR
BBB High
G
59022HJW3
BBB
Baa2
NR
BBB
H
59022HJX1
BBB-
Baa3
NR
BBB Low
J
59022HJY9
BB+
Ba1
NR
BB High
K
59022HJZ6
BB
Ba2
NR
BB
L
59022HKA9
BB-
Ba3
NR
BB Low
M
59022HKB7
B+
NR
NR
B High
N
59022HKC5
B
NR
NR
B
P
59022HKD3
B-
NR
NR
B Low
Q
59022HKE1
NR
NR
NR
NR

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
XP
59022HJT0
AAA
Aaa
NR
AAA
XC
59022HKF8
AAA
Aaa
NR
AAA
R-II
59022HKH4
NR
NR
NR
NR
E
9ABSX253
NR
NR
NR
NR
Z
9ABSX160
NR
NR
NR
NR

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722910.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722910.1
Series 2005-CIP1
12-Sep-05
135
100.00%
2,055,968,484
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
249
5.42%
5.38%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
Total
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
N/A
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
1,655,191
0.08
146
5.48
0.00
%
0 to
1,000,000
%
5
9,195,631
0.45
130
5.62
0.00
%
1,000,000 to
2,000,000
%
8
20,701,996
1.01
111
5.49
0.00
%
2,000,000 to
3,000,000
%
2
6,758,678
0.33
118
5.33
0.00
%
3,000,000 to
3,500,000
%
8
30,753,301
1.50
111
5.48
0.00
%
3,500,000 to
4,000,000
%
4
16,808,933
0.82
118
5.35
0.00
%
4,000,000 to
4,500,000
%
12
57,015,647
2.77
113
5.35
0.00
%
4,500,000 to
5,000,000
%
12
66,130,643
3.22
105
5.48
0.00
%
5,000,000 to
6,000,000
%
8
52,763,827
2.57
118
5.31
0.00
%
6,000,000 to
7,000,000
%
11
83,694,222
4.07
113
5.29
0.00
%
7,000,000 to
8,000,000
%
9
77,147,847
3.75
119
5.59
0.00
%
8,000,000 to
9,000,000
%
6
57,811,102
2.81
108
5.37
0.00
%
9,000,000 to 10,000,000
%
8
91,967,324
4.47
117
5.42
0.00
%
10,000,000 to 12,500,000
%
5
69,485,631
3.38
118
5.37
0.00
%
12,500,000 to 15,000,000
%
5
79,308,357
3.86
118
5.69
0.00
%
15,000,000 to 17,500,000
%
6
113,510,062
5.52
129
5.34
0.00
%
17,500,000 to 20,000,000
%
9
206,222,457
10.03
117
5.32
0.00
%
20,000,000 to 25,000,000
%
9
309,746,197
15.07
107
5.57
0.00
%
25,000,000 to 50,000,000
%
3
227,700,000
11.08
79
4.81
0.00
%
50,000,000 to 100,000,000
%
3
477,591,439
23.23
65
4.90
0.00
%
100,000,000 &
Above
%
187,591,439
748,000
2,055,968,484
135
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
15,229,396
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
307,500,000
14.96
74
4.73
0.00
%
0.000%
%
to
4.825%
2
347,591,439
16.91
58
4.93
0.00
%
4.826%
%
to
4.975%
10
86,532,699
4.21
111
5.00
0.00
%
4.976%
%
to
5.000%
9
140,113,145
6.81
107
5.07
0.00
%
5.001%
%
to
5.125%
19
208,969,233
10.16
115
5.18
0.00
%
5.126%
%
to
5.225%
11
76,292,496
3.71
110
5.24
0.00
%
5.226%
%
to
5.250%
7
53,559,676
2.61
120
5.28
0.00
%
5.251%
%
to
5.300%
10
134,540,566
6.54
116
5.33
0.00
%
5.301%
%
to
5.350%
11
98,455,373
4.79
113
5.41
0.00
%
5.351%
%
to
5.451%
12
139,999,022
6.81
118
5.48
0.00
%
5.452%
%
to
5.500%
9
79,894,750
3.89
135
5.57
0.00
%
5.501%
%
to
5.600%
13
191,376,904
9.31
117
5.67
0.00
%
5.601%
%
to
5.700%
3
9,358,180
0.46
117
5.74
0.00
%
5.701%
%
to
5.750%
9
119,944,520
5.83
115
5.87
0.00
%
5.751%
%
to
6.000%
7
61,840,481
3.01
93
6.63
0.00
%
6.001%
%
&
Above
135
2,055,968,484
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.647%
7.400%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
0
0
0.00
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
50
14
553,331,412
26.91
58
5.00
0.00
%
%
51
to
60
1
5,410,000
0.26
80
5.61
0.00
%
%
61
to
80
2
207,500,000
10.09
82
4.75
0.00
%
%
81
to
100
3
39,375,428
1.92
115
5.41
0.00
%
%
101
to
115
109
1,209,374,460
58.82
118
5.43
0.00
%
%
116
to
120
6
40,977,183
1.99
168
5.59
0.00
%
%
121
& Above
180
56
135
2,055,968,484
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
N/A
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
0
0
0.00
0
0.00
0.00
%
%
1.126 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.375
0
0
0.00
0
0.00
0.00
%
%
1.376 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.625
0
0
0.00
0
0.00
0.00
%
%
1.626 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 & Above
135
2,055,968,484
100.00
99
5.25
0.00
%
%
Unknown
0.000
0.000
135
2,055,968,484
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
3
38,258,511
1.86
118
5.44
0.00
%
%
0.751 1.200
10
291,326,447
14.17
83
5.06
0.00
%
%
1.201 1.225
10
94,833,718
4.61
115
5.36
0.00
%
%
1.226 1.250
8
108,816,084
5.29
118
5.56
0.00
%
%
1.251 1.275
15
123,703,466
6.02
113
5.36
0.00
%
%
1.276 1.300
10
96,167,179
4.68
108
5.17
0.00
%
%
1.301 1.325
11
74,683,243
3.63
120
5.29
0.00
%
%
1.326 1.375
16
139,358,016
6.78
106
5.59
0.00
%
%
1.376 1.400
15
245,483,965
11.94
118
5.50
0.00
%
%
1.401 1.500
12
156,430,422
7.61
117
5.62
0.00
%
%
1.501 1.600
10
104,719,470
5.09
120
5.51
0.00
%
%
1.601 1.800
9
259,145,722
12.60
73
5.08
0.00
%
%
1.801 2.000
6
323,042,241
15.71
76
4.76
0.00
%
%
2.001 & Above
2.850
1.200
135
2,055,968,484 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Undefined
8
415,854,156
20.23
95
5.33
0.00
%
%
New York
7
334,960,000
16.29
77
4.77
0.00
%
%
California
31
304,853,860
14.83
116
5.39
0.00
%
%
Indiana
1
187,591,439
9.12
58
4.91
0.00
%
%
Texas
12
134,258,537
6.53
112
5.37
0.00
%
%
Florida
10
84,153,390
4.09
118
5.37
0.00
%
%
Colorado
7
82,063,801
3.99
117
5.33
0.00
%
%
Pennsylvania
6
64,725,085
3.15
118
6.31
0.00
%
%
Arizona
4
44,989,927
2.19
108
5.15
0.00
%
%
Ohio
2
42,975,626
2.09
117
5.58
0.00
%
%
Nevada
6
42,049,529
2.05
113
5.24
0.00
%
%
New Jersey
4
38,650,000
1.88
109
5.31
0.00
%
%
Maryland
3
32,987,405
1.60
118
5.31
0.00
%
%
Connecticut
3
30,816,807
1.50
118
5.78
0.00
%
%
Washington
2
28,900,000
1.41
116
5.39
0.00
%
%
Kansas
2
28,269,332
1.37
119
5.06
0.00
%
%
Missouri
3
27,277,406
1.33
119
5.24
0.00
%
%
Vermont
1
26,000,000
1.26
58
5.03
0.00
%
%
Georgia
4
17,023,907
0.83
86
5.67
0.00
%
%
Massachusetts
2
16,085,634
0.78
118
5.48
0.00
%
%
South Carolina
1
13,953,718
0.68
117
5.05
0.00
%
%
Wisconsin
2
9,139,382
0.44
119
5.12
0.00
%
%
Virginia
1
8,300,000
0.40
118
5.24
0.00
%
%
Kentucky
1
5,500,000
0.27
119
5.21
0.00
%
%
Arkansas
3
5,393,000
0.26
160
5.86
0.00
%
%
Delaware
1
5,385,854
0.26
118
5.88
0.00
%
%
North Dakota
1
4,445,566
0.22
119
5.27
0.00
%
%
Oklahoma
1
3,888,820
0.19
117
5.69
0.00
%
%
New Mexico
1
3,842,857
0.19
118
5.57
0.00
%
%
Tennessee
2
3,542,271
0.17
146
6.00
0.00
%
%
Illinois
1
3,000,000
0.15
57
5.25
0.00
%
%
Alabama
1
2,797,264
0.14
119
5.35
0.00
%
%
Montana
1
2,293,912
0.11
117
6.03
0.00
%
%
100.00
2,055,968,484
135
%

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
31-Aug-05
12-Oct-05
N/A
12-Sep-05
12-Sep-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
40
759,532,099
36.94
93
5.05
0.00
%
%
Office
21
423,326,057
20.59
83
5.02
0.00
%
%
Lodging
18
288,494,452
14.03
111
5.75
0.00
%
%
Mixed use
11
164,789,991
8.02
107
5.43
0.00
%
%
Multifamily
23
139,626,770
6.79
116
5.19
0.00
%
%
Other
6
105,638,785
5.14
115
5.58
0.00
%
%
Self storage
6
104,358,230
5.08
118
5.65
0.00
%
%
Industrial
10
70,202,101
3.41
107
5.35
0.00
%
%
2,055,968,484
135
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
64
722,643,494
35.15
102
5.42
0.00
%
%
ARD
2
27,000,000
1.31
178
5.60
0.00
%
%
IO Maturity Balloon
13
570,200,000
27.73
74
4.88
0.00
%
%
IO/Amortizing/Balloon
56
736,124,990
35.80
113
5.35
0.00
%
%
2,055,968,484
135
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
118
1,781,900,771
86.67
100
0.00
%
%
5.24
0
to
2
15
257,442,285
12.52
90
0.00
%
%
5.31
3
to
4
2
16,625,428
0.81
114
0.00
%
%
5.43
5
to
10
0
0
0.00
0
0.00
%
%
0.00
11
to
20
0
0
0.00
0
0.00
%
%
0.00
21
to
40
0
0
0.00
0
0.00
%
%
0.00
41
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
135
2,055,968,484
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
14
553,331,412
26.91
58
5.00
0.00
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
3
212,910,000
10.36
82
4.77
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
112
1,248,749,888
60.74
118
5.43
0.00
%
%
2015
6
40,977,183
1.99
168
5.59
0.00
%
%
2016 & Greater
100.00
2,055,968,484
135
%

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IN
4.91%
1-Jul-10
Retail
0.00
187,591,439
999,355
1
VV
4.96%
5-Aug-10
Office
0.00
160,000,000
683,240
2
NY
4.81%
1-Jul-12
Office
0.00
130,000,000
538,005
3
NY
4.69%
1-Jun-10
Retail
0.00
100,000,000
403,870
4
NY
4.65%
1-Aug-12
Retail
0.00
77,500,000
310,123
5
VV
5.32%
1-Jul-15
Lodging
0.00
50,200,000
229,864
6
VV
5.32%
1-Jul-15
Lodging
0.00
43,490,000
199,139
7
VV
5.93%
8-Jul-15
Other
0.00
41,429,809
247,029
8
TX
5.68%
1-Jul-15
Mixed use
0.00
39,800,000
194,598
9
VV
5.68%
1-Jul-15
Self storage
0.00
36,214,191
226,958
10
VV
5.47%
8-Jul-15
Other
0.00
34,000,000
160,149
11
CA
5.11%
8-Jul-15
Retail
0.00
32,000,000
140,809
12
CA
6.17%
8-Aug-10
Lodging
0.00
30,499,990
162,048
13
VV
5.68%
1-Jul-15
Self storage
0.00
26,312,208
164,901
14
VT
5.03%
1-Jul-10
Mixed use
0.00
26,000,000
112,612
15
CO
5.47%
1-Jul-15
Mixed use
0.00
25,000,000
117,735
16
OH
5.50%
7-May-15
Retail
0.00
25,000,000
118,403
17
VV
5.68%
1-Jul-15
Self storage
0.00
24,207,949
151,713
18
KS
4.99%
1-Aug-15
Retail
0.00
22,964,508
134,322
19
TX
5.40%
5-Apr-15
Office
0.00
22,750,000
105,739
20
AZ
5.00%
1-Jul-15
Retail
0.00
22,500,000
96,875
21
WA
5.41%
1-May-15
Retail
0.00
22,400,000
104,430
22
CO
5.22%
1-Jun-15
Retail
0.00
21,000,000
94,395
23
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.15%
1-Aug-15
Retail
0.00
20,400,000
90,468
24
CA
5.60%
8-Jul-20
Retail
0.00
20,000,000
96,444
25
TX
5.21%
1-Aug-15
Multifamily
0.00
19,950,000
89,503
26
CA
5.18%
8-Jul-15
Retail
0.00
19,834,436
108,890
27
OH
5.69%
1-Aug-15
Lodging
0.00
17,975,626
112,631
28
NJ
5.18%
5-Jul-15
Lodging
0.00
18,000,000
80,290
29
MO
5.18%
1-Aug-15
Office
0.00
17,750,000
79,175
30
PA
5.80%
1-Aug-15
Lodging
0.00
16,985,158
99,748
31
NV
5.07%
8-Jul-15
Multifamily
0.00
16,200,000
70,727
32
CA
5.06%
8-Aug-15
Retail
0.00
15,500,000
67,537
33
NY
5.18%
1-Jul-15
Mixed use
0.00
15,360,000
68,514
34
PA
7.40%
6-May-15
Lodging
0.00
15,263,200
105,937
35
CT
5.83%
1-Jul-15
Lodging
0.00
14,561,382
92,557
36
FL
5.05%
1-Jul-15
Multifamily
0.00
13,970,530
75,583
37
SC
5.05%
5-Jun-15
Other
0.00
13,953,718
75,583
38
CA
5.58%
8-Jul-15
Mixed use
0.00
13,800,000
66,309
39
MD
5.30%
5-Jun-15
Industrial
0.00
13,200,000
60,243
40
CT
5.82%
1-Jul-15
Lodging
0.00
12,267,397
77,894
41
CO
5.24%
1-May-15
Retail
0.00
12,160,000
54,913
42
CA
5.49%
5-Jul-15
Retail
0.00
12,000,000
56,730
43
PA
5.79%
3-Jul-15
Mixed use
0.00
12,000,000
59,830
44
TX
5.42%
8-Mar-15
Retail
0.00
11,850,000
55,286
45
FL
5.09%
5-Jul-15
Retail
0.00
10,800,000
47,337
46
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.15%
8-Jul-15
Retail
0.00
10,800,000
47,895
47
AZ
5.27%
1-Aug-15
Multifamily
0.00
10,089,927
55,873
48
CA
4.99%
8-Jun-10
Office
0.00
10,000,000
42,969
49
FL
5.91%
1-Aug-15
Lodging
0.00
9,987,011
63,881
50
CO
5.35%
1-Jul-15
Office
0.00
9,500,000
43,766
51
CA
5.13%
1-Sep-15
Retail
0.00
9,500,000
41,966
52
MA
5.67%
1-Jul-15
Lodging
0.00
9,474,091
59,307
53
CA
5.13%
8-Jun-15
Other
0.00
9,350,000
41,304
54
CA
5.49%
8-Jul-15
Office
0.00
9,000,000
42,548
55
MD
5.52%
1-Aug-15
Lodging
0.00
8,987,405
55,375
56
CA
5.28%
5-Jul-16
Retail
0.00
8,774,183
52,890
57
PA
7.40%
6-May-15
Lodging
0.00
8,580,379
59,554
58
FL
5.63%
1-Aug-15
Lodging
0.00
8,492,241
48,931
59
TX
5.00%
8-Jul-15
Multifamily
0.00
8,500,000
36,597
60
VA
5.24%
5-Jul-15
Industrial
0.00
8,300,000
37,451
61
CA
5.51%
8-Jun-15
Industrial
0.00
8,263,639
51,019
62
CA
5.26%
8-Jun-15
Self storage
0.00
8,250,000
37,368
63
NJ
5.39%
1-Aug-15
Retail
0.00
8,000,000
37,131
64
FL
5.25%
8-Jul-15
Mixed use
0.00
7,976,400
47,940
65
FL
5.25%
5-Jul-15
Industrial
0.00
7,950,000
35,941
66
PA
5.23%
1-Sep-15
Mixed use
0.00
7,900,000
35,579
67
TX
5.00%
8-Jul-15
Multifamily
0.00
7,700,000
33,153
68
AZ
5.15%
5-Jun-10
Multifamily
0.00
7,600,000
33,680
69
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.52%
1-Aug-15
Lodging
0.00
7,489,504
46,146
70
CA
5.43%
8-Jul-15
Mixed use
0.00
7,485,593
42,255
71
FL
5.33%
1-Aug-15
Retail
0.00
7,392,725
41,208
72
CO
5.25%
1-Jul-15
Retail
0.00
7,150,000
32,324
73
CA
5.47%
5-Jul-15
Industrial
0.00
7,050,000
33,207
74
CA
5.60%
8-Jul-20
Retail
0.00
7,000,000
33,756
75
TX
5.24%
1-May-10
Industrial
0.00
6,875,000
31,022
76
NJ
5.48%
1-Aug-15
Office
0.00
6,650,000
31,363
77
MA
5.20%
1-Jul-15
Office
0.00
6,611,543
36,379
78
WA
5.30%
8-Jun-15
Multifamily
0.00
6,500,000
29,665
79
WI
5.18%
1-Aug-15
Office
0.00
6,493,382
35,612
80
NV
5.10%
1-Jul-15
Office
0.00
6,400,000
28,107
81
MO
5.35%
1-Aug-15
Multifamily
0.00
6,233,902
34,845
82
NJ
5.40%
5-Jul-10
Industrial
0.00
6,000,000
27,900
83
CA
5.60%
8-Jul-15
Mixed use
0.00
5,900,000
28,451
84
NY
5.23%
1-Aug-15
Office
0.00
5,700,000
25,680
85
KY
5.21%
1-Aug-15
Multifamily
0.00
5,500,000
24,673
86
FL
5.63%
1-Aug-15
Lodging
0.00
5,494,980
31,661
87
GA
5.85%
1-Jul-10
Lodging
0.00
5,435,640
34,616
88
NV
5.61%
5-May-12
Retail
0.00
5,410,000
26,135
89
NV
5.25%
1-Jul-15
Retail
0.00
5,400,000
24,389
90
DE
5.88%
5-Jul-15
Self storage
0.00
5,385,854
34,397
91
GA
5.66%
1-Jul-15
Lodging
0.00
5,310,450
33,211
92
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
KS
5.36%
1-Aug-15
Retail
0.00
5,304,824
29,685
93
CA
5.07%
8-Jul-15
Multifamily
0.00
5,288,896
28,679
94
CA
5.15%
1-Aug-15
Retail
0.00
4,994,872
27,301
95
CA
5.21%
8-Jul-15
Office
0.00
4,900,000
21,962
96
NV
5.45%
7-Jul-15
Retail
0.00
4,840,000
22,730
97
CA
5.74%
8-Jun-15
Retail
0.00
4,800,000
23,725
98
TX
5.00%
8-Aug-15
Multifamily
0.00
4,800,000
20,646
99
AZ
5.66%
8-Jun-15
Retail
0.00
4,800,000
23,395
100
CA
5.45%
1-Apr-15
Retail
0.00
4,775,428
27,103
101
CA
5.21%
1-Aug-15
Office
0.00
4,750,000
21,306
102
CA
5.49%
1-Sep-15
Industrial
0.00
4,594,000
21,718
103
TX
5.56%
1-Jun-10
Other
0.00
4,611,347
26,438
104
FL
5.35%
1-May-15
Retail
0.00
4,600,000
21,192
105
TX
5.00%
8-Jul-15
Multifamily
0.00
4,550,000
19,590
106
ND
5.27%
1-Aug-15
Office
0.00
4,445,566
24,628
107
NY
5.45%
8-Jun-15
Retail
0.00
4,250,000
19,945
108
CA
5.46%
7-Jul-15
Industrial
0.00
4,088,367
25,080
109
CA
5.21%
8-Jul-15
Office
0.00
4,025,000
18,040
110
PA
5.63%
1-Aug-15
Retail
0.00
3,996,349
23,026
111
CT
5.50%
5-Jun-15
Self storage
0.00
3,988,028
22,712
112
OK
5.69%
8-Jun-15
Multifamily
0.00
3,888,820
22,611
113
CA
5.23%
1-Aug-15
Industrial
0.00
3,881,095
21,415
114
NM
5.57%
1-Jul-15
Office
0.00
3,842,857
22,029
115
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.38%
1-Aug-15
Office
0.00
3,799,529
23,083
116
CO
5.50%
1-Jun-15
Retail
0.00
3,788,627
21,576
117
GA
5.35%
1-Jul-10
Mixed use
0.00
3,567,997
19,963
118
CO
5.34%
1-Jul-15
Retail
0.00
3,465,174
19,356
119
MO
5.33%
1-Jul-15
Multifamily
0.00
3,293,504
18,387
120
IL
5.25%
8-Jun-10
Multifamily
0.00
3,000,000
13,563
121
AR
6.07%
1-Sep-20
Multifamily
0.00
2,805,000
14,662
122
AL
5.35%
8-Aug-15
Retail
0.00
2,797,264
15,636
123
GA
5.73%
8-May-15
Office
0.00
2,709,821
15,839
124
WI
4.98%
1-Sep-15
Multifamily
0.00
2,646,000
11,347
125
CA
5.30%
1-Aug-15
Retail
0.00
2,300,000
10,497
126
MT
6.03%
1-Jun-15
Other
0.00
2,293,912
13,839
127
NY
5.20%
8-Jul-10
Office
0.00
2,150,000
9,627
128
TX
5.00%
8-Jul-15
Multifamily
0.00
1,965,000
8,460
129
TN
5.93%
8-Jun-15
Retail
0.00
1,892,271
12,161
130
CA
5.74%
8-Aug-15
Office
0.00
1,848,360
10,784
131
AR
5.44%
1-Sep-15
Multifamily
0.00
1,840,000
8,619
132
TN
6.07%
1-Sep-20
Multifamily
0.00
1,650,000
8,624
133
TX
5.00%
8-Jul-15
Multifamily
0.00
907,191
5,320
134
AR
6.07%
1-Sep-20
Multifamily
0.00
748,000
3,910
135
2,055,968,484
10,077,767
0
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722910.1
08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
12-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Sep-2005 - 14:15 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.